UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM
8‑K/A

Current Report
Pursuant to Section 13 or 15(d)
of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2022

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

2790 Skypark Drive, Suite 105, Torrance, California	90505
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:   Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “December 29, 2021 Form 8-K”) filed with the Securities and Exchange Commission on January 3, 2022 as and to the extent described below. The purpose of this amendment is to replace the version of the English translation of the Sale and Purchase Deed previously filed as Exhibit 10.1 to the December 29, 2021 Form 8-K, which contains a few language corrections and other conforming and corrective revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 10.1 of the December 29, 2021 Form 8-K is replaced and superseded in its entirety by Exhibit 10.1 to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1	Sale and Purchase Deed among Global Clean Energy Holdings, Inc., Camelina Company Espana, S.L., and certain stockholders named therein, dated December 20, 2021#†
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
__________________________________________
#	The agreement is written in Spanish and an English translation is provided in accordance with Rule 12b-12(d) under the Exchange Act.
†	Certain portions of the Exhibit have been redacted pursuant to Reg. S-K Item 601 (b) (10)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 5, 2022	By:	/s/ Ralph Goehring
Ralph Goehring
Chief Financial Officer